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                                                                     EXHIBIT 4.6

NUMBER                                                                                                        SHARES
B0 [      ]                                 INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA               [    ]

                                                    BOBBY ALLISON WIRELESS CORPORATION

                                                 50 SHARES PAR VALUE $1.00 EACH                                SEE REVERSE FOR
                                            7.5% SERIES B CONVERTIBLE PREFERRED STOCK                          CERTAIN DEFINITIONS

This is to Certify that ________ is the owner of


____________________________________________________________________________________________________________________________________

               FULLY PAID AND NON-ASSESSABLE SHARES OF 7.5% SERIES B CONVERTIBLE PREFERRED STOCK OF
                                          BOBBY ALLISON WIRELESS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this
Certificate properly endorsed. WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED


-------------------------------------------------                                    ---------------------------------------------
              SECRETARY                                                                               CHAIRMAN

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common                                        UNIF GIFT MIN ACT -- _____________ Custodian ______________
TEN ENT -- as tenants by the entireties                                                        (Cust)                  (Minor)
JT TEN  -- as joint tenants with right of                                                   under Uniform Gifts to Minors
           survivorship and not as tenants                                                  Act __________________________________
           in common                                                                                      (State)

    Additional abbreviations may also be used though not in the above list


For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________  ____
          In presence of              _______________________


__________________________________

The securities evidenced by this certificate have not been registered under the United States Securities Act, as amended (the "Act"), or any state securities laws, and may not be offered or sold, transferred, pledged, hypothecated or otherwise disposed of except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities) or (iii) if any exemption from registration under such Act is available.